SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS



I. Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, Evergreen Virginia Municipal Bond Fund (each a "Fund")

     The following disclosure is added to the "INVESTMENT STRATEGY" section of each Fund:

     The Fund may invest up to 20% of its assets in bonds that are below investment grade, or if not rated, are determined to be of comparable quality to obligations so rated as determined by a nationally recognized statistical ratings organization or by the Fund's investment advisor. The Fund will not invest in bonds rated below B.


II.  Evergreen Maryland Municipal Bond Fund (the "Fund")

     Effective March 15, 1999, the following disclosure is added to the Fund's "INVESTMENT STRATEGY":

     The Fund may invest up to 20% of its assets in bonds that are below investment grade, or if not rated, are determined to be of comparable quality to obligations so rated as determined by a nationally recognized statistical ratings organization or by the Fund's investment advisor. The Fund will not invest in bonds rated below B.

     The following disclosure is added to the "FUND FACTS" of the Fund's
     Class A, Class B and Class C shares' prospectus:
     Classes of Shares Offered in this Prospectus: Class A, Class B and Class C


     The  following   disclosure  is  added  to  the   performance  and  expense
     information for the Fund:

     Average Annual Total Return (for the period ended 12/31/97)

               Inception
               Date           1 year     5 year      10 year     Since Inception

     Class C*  12/23/98       N/A        N/A         N/A         N/A

     *Class C shares had not begun investment operations as of 12/31/97.



     Fees You Pay Directly

     Shareholder Transaction Expenses           Class C

     Maximum sales charge imposed on            None
     Purchases (as a % of offering price)

     Maximum deferred sales charge              1.00%
     (as a % of either the redemption amount
     or initial investment, whichever is lower)



     Fees the Fund Pays Directly (and You Pay Indirectly)

     Annual Fund Operating Expenses (as a % of net asset value)*

               Management     12b-1          Other        Total Fund
               Fees           Fees           Expenses     Operating Expenses**

     Class C   0.50%          1.00%          0.51%        2.01%

     *From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, total operating expenses for Class C would be 1.51%.
     **Estimated for the fiscal year ending 8/31/99.


     Example of Fund Expenses

                         Assuming Redemption at        Assuming
                         End of Period                 No Redemption
                         Class C                       Class C
     After 1 year        $304                          $204
     After 3 years       $630                          $630
     After 5 years       $1,083                        $1,083
     After 10 years      $2,338                        $2,338


March 19, 1999